                                                                    EXHIBIT 10.2


                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated
                                                      ---------
effective as of May 10, 2000, is among ENCOMPASS SERVICES CORPORATION, a Texas corporation (formerly Group Maintenance America Corp., the "Company"), the
                                                            -------
Subsidiaries of the Company listed on the signature pages hereto as Guarantors (together with each other Person who subsequently becomes a Guarantor, collectively, the "Guarantors"), the banks and other financial institutions
                   ----------
listed on the signature pages hereto under the caption "Banks" (together with each other person who becomes a Bank, collectively, the "Banks") CHASE BANK OF
                                                         -----
TEXAS, NATIONAL ASSOCIATION, individually as a Bank and as Syndication Agent, FIRST UNION NATIONAL BANK, individually as a Bank and as Documentation Agent, and BANK OF AMERICA, N.A., individually as a Bank ("Bank of America") and as
                                                    ---------------
Administrative Agent for the other Banks (in such capacity, together with any other Person who becomes the administrative agent, the "Administrative Agent").
                                                        --------------------

     A. The Company, the Banks, the Syndication Agent, the Documentation Agent and the Administrative Agent have entered into that certain Credit Agreement dated as of February 22, 2000 (as amended by the First Amendment (herein so called) to Credit Agreement dated as of March 23, 2000, and as further amended, restated, or modified from time to time, the "Credit Agreement").
                                              ----------------

     B. The First Amendment permits the Company to secure Tranche C Term Loans with Liens on the Collateral pari passu with the Liens created by the Loan
                             ---- -----
Documents in the event that the Company was able to identify existing or additional lenders willing to commit to advance additional amounts subject to the limitations of the First Amendment.

     C. The Company has received such commitments from certain of the Banks party hereto, identified opposite each such Bank's name on its signature page to this Amendment as making a "Tranche C Term Loan Commitment," to provide $100,000,000 of Tranche C Term Loans.

     D. The Company has requested that the Credit Agreement be amended to provide for such Tranche C Term Loans and additional Tranche C Term Loans up to an aggregate not to exceed $200,000,000, and the Banks party hereto are willing to comply with such request subject to the terms and provisions of this Amendment.

     NOW, THEREFORE, BE IT RESOLVED, THAT, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

     Section 1.1  Definitions.  Capitalized terms used in this Amendment, to the
                  -----------
extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement, as amended hereby.

                                   ARTICLE 2

                                  Amendments
                                  ----------

     Section 2.1  Amendments to Section 1.01
                  --------------------------

          (a) The following definitions appearing in Section 1.01 of the Credit
                                                     ------------
Agreement are hereby amended to read in their entirety as follows:

     "Advance" means (i) an advance, pursuant to a Notice of Advance, comprised of a single Type of Loan from all the Banks with commitments to make such Loans (or resulting from a conversion or conversions on the same date having, in the case of Eurodollar Rate Advances, the same Interest Period (except as otherwise provided in this Agreement)), made by all of the Banks with commitments to make such Loans concurrently to the Company, or (ii) a Swingline Advance from Bank of America or any successor swingline lender approved by the Company and the Administrative Agent.

     "Bank" means the institutions signatory to the Credit Agreement, the First Amendment or the Second Amendment, and each other institution that becomes party hereto pursuant to this Agreement.

     "Commitment" and "Commitments" means the obligation of each of the Banks to enter into and perform this Agreement, to make available the Loans to the Company in the amounts shown on the signature page of each Bank hereto (or on the signature pages to the Second Amendment in the case of Tranche C Term Loan Commitments) and all other duties and obligations of each of the Banks hereunder and shall include, without limitation, such Bank's Revolving Loan Commitment, its Tranche A Term Loan Commitment, its Tranche B Term Loan Commitment and its Tranche C Term Loan Commitment, as applicable.

     "Eligible Assignee" means (a) any Bank; (b) an Affiliate of a Bank or any fund that invests in bank loans and is managed by an investment advisor to a Bank; (c) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (d) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development or any successor organization, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000; provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the

Organization for Economic Cooperation and Development or any successor organization; (e) the central bank of any country which is a member of the Organization for Economic Cooperation and Development or any successor organization; and (f) any other bank or similar financial institution approved by the Administrative Agent.

     "Loan" and "Loans" mean Revolving Loans (including Swingline Advances), Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

     "Margin" means: (a) with respect to Revolving Loans (including Swingline Advances) and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees, as applicable, the percentage determined in accordance with the following table:

     ----------------------------------------------------------------------------------------------------------
                                                     Equal to        Equal to       Equal to
                                                    or greater     or greater      or greater
                                                       than            than           than
             Funded Debt/            Equal to      2.75 to 1.00    2.00 to 1.00   1.50 to 1.00
              Pro Forma             or greater         and             and             and
              ---------                than         less than       less than       less than      Less than
            EBITDA Ratio           3.50 to 1.00    3.50 to 1.00    2.75 to 1.00   2.00 to 1.00   1.50 to 1.00
            ------------           ------------    ------------    ------------   ------------   ------------
     ===========================================================================================================
      Alternate Base
      Rate Margin                     .50%            .25%              0%             0%             0%
     -----------------------------------------------------------------------------------------------------------

      Eurodollar Margin              2.00%           1.75%           1.50%          1.25%          1.00%
     -----------------------------------------------------------------------------------------------------------

      Commitment Fee                 .375%           .375%           .375%           .25%           .25%
     -----------------------------------------------------------------------------------------------------------

(b) with respect to Tranche A Term Loans and Tranche B Term Loans and to Alternate Base Rate Advances, Eurodollar Rate Advances, or Commitment Fees (for the Tranche A Term Loan Commitment only), as applicable, the percentage determined in accordance with the following table:

     --------------------------------------------------------------------------------------------
                                                     Equal to        Equal to
                                                    or greater     or greater
                                                       than            than
             Funded Debt/            Equal to      2.75 to 1.00    2.00 to 1.00
              Pro Forma             or greater         and             and
              ---------                than         less than       less than        Less than
            EBITDA Ratio           3.50 to 1.00    3.50 to 1.00    2.75 to 1.00    1.50 to 1.00
            ------------           ------------    ------------    ------------    ------------
     ============================================================================================
      Alternate Base
      Rate Margin                        1.0%            .75%            .50%           0.25%
     --------------------------------------------------------------------------------------------

      Eurodollar Margin                 2.50%           2.25%           2.00%           1.75%
     --------------------------------------------------------------------------------------------

      Commitment Fee                     .50%            .50%            .50%            .50%
     --------------------------------------------------------------------------------------------

(c) with respect to Tranche C Term Loans and to Alternate Base Rate Advances (for the Tranche C Term Loans only) 1.75%, and with respect to Tranche C Term Loans and to Eurodollar Advances (for the Tranche C Term Loans only) 3.25%;

provided that: (i) for six months after the Effective Date the Margin for Revolving Loans (including Swingline Advances) shall be 0% or greater for Alternate Base Rate Advances, 1.50% or greater for Eurodollar Rate Advances and 0.375% for the Commitment Fee; and (ii) for twelve months after the Effective Date, the Margin for Tranche A Term Loans and Tranche B Term Loans shall be 0.50% or greater for Alternate Base Rate Advances, 2.0% or greater for Eurodollar Rate Advances and 0.50% for Commitment Fees.

          If sufficient information does not exist to calculate the applicable Margin, Eurodollar Rate Advances shall not be available to the Company and the applicable Margin for Alternate Base Rate Advances shall be deemed to be 0.50% for Revolving Loans, 1.00% for Tranche A Term Loans and Tranche B Term Loans and 1.75% for Tranche C Term Loans.

     "Note" and "Notes" mean the Revolving Notes, the Swingline Note, the Tranche A Term Notes, the Tranche B Term Notes and the Tranche C Term Notes.

     "Preferred Stock" means preferred Capital Stock of the Company designated as such by a certificate of designation in existence and delivered to the Administrative Agent on the Execution Date and additional preferred Capital Stock the designations for which (a) provide for no mandatory redemption on or prior to the later of the Term Loan Maturity Date or the Tranche C Term Loan Maturity Date and (b) provide that no cash dividends are required or permitted at any time that a Default or an Event of Default exists under this Agreement or would result from the payment of such cash dividend.

     "Qualified High Yield Offerings" means one or more issuances on or before the first anniversary of the Effective Date of subordinated, unsecured debt securities by the Company and/or one or more of its Subsidiaries (which may be guaranteed by the Company and any of its Subsidiaries on a subordinated basis) in an aggregate principal amount not to exceed $300,000,000 at any one time outstanding (a) with a maturity date after the later of the Term Loan Maturity Date or the Tranche C Term Loan Maturity Date and (b) with an average life to maturity greater than that of the Term Loans (as of the date of each such Qualified High Yield Offering).

     "Term Loans" means, collectively, Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

     "Total Commitment" means the aggregate Commitments of all Banks totaling a maximum of $900,000,000 for all Banks; provided that such total maximum amount
                                       --------
may be increased up to $1,000,000,000 as provided in Section 2.01(e).
                                                     ---------------

     "Tranche C Term Loan" shall have the meaning provided in Section 2.01(d).
                                                              ---------------

          (b) The following additional definitions are added to Section 1.01 of
                                                                ------------
the Credit Agreement to appear therein in their proper alphabetical order and to read in their entirety as follows:

     "Second Amendment" means the Second Amendment to this Agreement dated as of May 10, 2000.

     "Second Amendment Effective Date" means the date on which all conditions to the effectiveness of the Second Amendment set forth in Section 4.1 of the Second
                                                       -----------
Amendment are first met or waived in accordance with Section 11.01 hereof.
                                                     -------------

     "Total Tranche C Term Loan Commitment" shall mean $100,000,000, the sum of the Tranche C Term Loan Commitments of each of the Banks identified as having made a Tranche C Term Loan Commitment on its signature page to the Second Amendment; provided that the Total Tranche C Term Loan Commitment may be
           --------
increased up to $200,000,000 as provided in Section 2.01(e).
                                            ---------------

     "Tranche C Term Loan Commitment" shall mean, with respect to each Bank making such a commitment, the amount set forth opposite such Bank's name on its signature page to the Second Amendment directly below the heading entitled "Tranche C Term Loan Commitment."

     "Tranche C Term Loan Maturity Date" shall mean May 10, 2007.

     "Tranche C Term Note" shall have the meaning provided in Section 2.02.
                                                              ------------

     Section 2.2  Amendment to Section 2.01.  Section 2.01 of the Credit
                  -------------------------   ------------
Agreement is hereby amended to include new clauses (d) and (e) to read in their entirety as follows:

          (d)     Tranche C Term Loans. Subject to the terms and conditions
                  --------------------
     hereof, each Bank with a Tranche C Term Loan Commitment severally agrees at the closing of the Second Amendment to be held on the Second Amendment Effective Date, to make a single advance of a term loan (each a "Tranche C
                                                                      ---------
     Term Loan") to the Company not to exceed at any time outstanding the
     ---------
     maximum amount of its Tranche C Term Loan Commitment, which Loans (i) shall, at the option of the Company, be made and maintained pursuant to one or more Advances comprised of Alternate Base Rate Advances or Eurodollar Rate Advances, provided that, except as otherwise specifically provided
                    --------
     herein, (ii) in the case of Eurodollar Rate Advances, shall be made in the minimum amount of $5,000,000 and integral multiples of $1,000,000 and, in the case of Alternate Base Rate Advances, in the minimum amount of $1,000,000 and integral multiples of $500,000, (iii) may be repaid (but not reborrowed) at the option of the Company in accordance with the provisions hereof, and (iv) shall, in the aggregate at any time outstanding, not exceed the Total Tranche C Term Loan Commitment. There shall be no further Advances of Tranche C Term Loans after the Second Amendment Effective Date except as provided in Section 2.01(e).
                           ---------------

          (e)     Additional Tranche C Term Loans.  The Borrower shall have the
                  -------------------------------
     right, subject to the approval of the Administrative Agent (which consent shall not be unreasonably withheld), to effectuate from time to time an increase in the Total Tranche C Term Loan Commitments under this Agreement by adding to this Agreement one or more financial institutions ("Additional Tranche C Banks") (who shall, upon completion of the requirements stated in this Section 2.01(e), become Banks for all
                                        ---------------
     purposes hereunder), or by allowing one or more Banks to increase their Tranche C Term Loan Commitment hereunder, so that such added and increased Tranche C Term Loan Commitments shall equal the increase in Total Tranche C Term Loan Commitments effectuated pursuant to this Section 2.01(e);
                                                        ---------------
     provided that the Total Tranche C Term Loan Commitments cannot exceed $200,000,000. The Borrower shall give the Administrative Agent three Business Days' notice of the Borrower's intention to increase the Total Tranche C Term Loan Commitments pursuant to this Section 2.01(e). Such
                                                      ---------------
     notice shall specify each Additional Tranche C Bank, if any, the changes in amounts of Total Tranche C Term Loan Commitments that will result, the terms and conditions of such Tranche C Term Loans and such other information as is reasonably requested by the Administrative Agent. Each Additional Tranche C Bank, and each Bank agreeing to increase its Tranche C Term Loan Commitment, shall execute and deliver to the Administrative Agent a certificate in form reasonably satisfactory to the Administrative Agent ("Additional Tranche C Term Loan Commitment Certificate") pursuant to which
       -----------------------------------------------------
     it becomes a party hereto or increases its Tranche C Term Loan Commitment, as the case may be, which Additional Tranche C Term Loan Commitment Certificate, in the case of an Additional Tranche C Bank, shall attach the Prescribed Forms. In addition, the Borrower shall execute and deliver a
     Note in the principal amount of the Tranche C Term Loan Commitment of each Additional Tranche C Bank, or a replacement Note in the principal amount of the increased Tranche C Term Loan Commitment of each Bank agreeing to increase its Tranche C Term Loan Commitment, as the case may be. On the effective date of the Additional Tranche C Term Loan Commitment Certificate executed by such Additional Tranche C Bank, if any, or a preexisting Bank, as the case may be, such Additional Tranche C Bank (or preexisting Bank, if applicable) shall advance to the Administrative Agent, for payment to the Borrower, a single advance in the amount of its Tranche C Term Loan Commitment, or increase thereof, as applicable, which advance shall be deemed to be a Tranche C Term Loan under this Agreement. Such additional Tranche C Term Loans may have different interest rates and a later maturity than the existing Tranche C Term Loans and an amortization rate based on such later maturity (with correlative changes to the pertinent provisions of this Agreement deemed made), provided that, even though such advance may have a later maturity than the Tranche C Term Loans under the Second Amendment, in the event of prepayment, such advances shall be paid pro rata with and on the same terms as the Tranche C Term Loans originally advanced pursuant to the Second Amendment.

     Section 2.3  Amendment to Section 2.02. The Credit Agreement is hereby
                  -------------------------
amended to include a new sentence at the end of Section 2.02 to read in its
                                                ------------
entirety as follows:

     The Tranche C Term Loans shall be evidenced by a Note in favor of each Bank (individually a "Tranche C Term Note" and collectively, the "Tranche C Term
                      -------------------                         --------------
     Notes") substantially in the form of Exhibit 2.02(d) hereto.
     -----

     Section 2.4  Amendment to Section 2.06.  Section 2.06 of the Credit
                  -------------------------   ------------
Agreement is hereby amended to read in its entirety as follows:

          Section 2.06  Voluntary Prepayments.  Upon at least one (1) Business
                        ---------------------
     Day prior written notice given before 12:00 noon (Dallas, Texas time), the Company shall have the right to voluntarily prepay the Loans in whole or in part at any time on the following terms and conditions: no Eurodollar Rate Advance may be prepaid prior to the last day of its Interest Period unless, simultaneously therewith, the Company pays to the Administrative Agent for the benefit of the Banks all sums necessary to compensate the Banks for all reasonable costs and expenses actually incurred by the Banks as a result of such prepayment (excluding loss of anticipated profits), as reasonably determined by the Banks, including but not limited to those costs described in Section 2.15 hereof; and each prepayment pursuant to this section shall
        ------------
     be applied first, to the payment of Swingline Advances, thereafter to accrued and unpaid interest, then, to Revolving Loans if so designated by the Company (provided no Default or Event of Default then exists) and otherwise pro rata to reduce the principal installments due under the Term Loans in the order of their maturity; provided, however, that any voluntary
                                           --------  -------
     prepayment of the Tranche C Term Loans made on or prior to May 10, 2001 shall include a premium of 2% of the principal amount prepaid and any voluntary prepayment of the Tranche C Term Loans made after May 10, 2001 and on or prior to May 10, 2002 shall include a premium of 1% of the principal amount prepaid.

     Section 2.5  Amendment to Section 2.07(a).  Section 2.07(a) of the Credit
                  ----------------------------   ---------------
Agreement is hereby amended to read in its entirety as follows:

          (a)     Repayment of the Term Loans.

          The Company shall pay to the Administrative Agent for the account of the Banks who hold Term Loans the aggregate principal amount of the Term Loans advanced in installments as follows:

          (i) (A) In the case of the Tranche A Term Loans and the Tranche B Term Loans , Twenty-Four consecutive principal installments due and payable on each Designated Payment Date commencing on the first Designated Payment Date after the Effective Date and continuing on each Designated Payment Date thereafter, through and including the Designated Payment Date just prior to the Term Loan Maturity Date in an amount equal to 1/4% of the Tranche A Term Loan outstanding on the first Designated Payment Date or the Tranche B Term Loan outstanding on the first Designated Payment Date, as applicable; and (B) in the case of the Tranche C Term Loans, Twenty-Seven consecutive principal installments due and payable on each Designated Payment Date commencing on the first Designated Payment Date after the Second Amendment Effective Date and continuing on each Designated Payment Date thereafter, through and including the Designated Payment Date just prior to the Tranche C Term Loan Maturity Date in an amount equal to 1/4% of the Tranche C Term Loan outstanding on the first Designated Payment Date after the Second Amendment Effective Date; and

          (ii) In any event, (A) all unpaid Obligations in respect of the Tranche A Term Loans and the Tranche B Term Loans will be due and payable on the Term Loan Maturity Date and (B) all unpaid Obligations in respect of the Tranche C Term Loans will be due and payable on the Tranche C Term Loan Maturity Date.

     Section 2.6  Amendment to Section 5.14(a).  The Credit Agreement is hereby
                  ----------------------------
amended to include a new sentence at the end of Section 5.14(a) to read in its
                                                ---------------
entirety as follows:

     The proceeds of the Tranche C Term Loans shall be used: (A) to provide for working capital; (B) to refinance the outstanding amount of certain existing Indebtedness of the Company; (C) to finance capital expenditures; and (D) for other lawful corporate purposes not prohibited by this Agreement.

     Section 2.7  Amendment to Section 11.10.  Clauses (c) and (d) of Section
                  --------------------------   ------------------------------
11.10 of the Credit Agreement are hereby amended to read in their entirety as
-----
follows:

     (c) A Bank may assign to any other Bank or Banks or to any Affiliate of a Bank and, with the prior written consent (which consent shall not be unreasonably withheld) of the Company (so long as no Default or Event of Default then exists) and the Administrative Agent, a Bank may assign to one or more other Eligible Assignees all or a portion of its interests, rights, and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments (or any of them) and the same or varying portions of the Loans and other Obligations of the Company at the time owing to it and the Notes (or any of them) held by it); provided, however, that (i) except in
                                        --------  -------
the case of an assignment to another Bank, an Affiliate of an existing Bank or any fund that invests in bank loans and is advised or managed by an investment advisor to an existing Bank or an assignment of all of a Bank's rights and obligations under this Agreement, each such assignment shall be in a minimum principal amount of not less than $5,000,000, (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance, substantially in the form of Exhibit
                                                                       -------
11.10(c) hereto, in form and substance satisfactory to the Administrative Agent
--------
(an "Assignment and Acceptance") and any Note subject to such assignment, (iii)
     -------------------------
no assignment shall be effective until receipt by the Administrative Agent of a reasonable service fee from the Assignee Bank in respect of said assignment equal to $3,500, (iv) the Assigning Bank, provided it does not assign all of its rights and obligations under this Agreement and the other Loan Documents, shall retain a minimum amount of $5,000,000 of the Commitments following the Assignment and (v) each such assignment is subject to Section 2.17. Upon such
                                                      ------------
execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date (unless otherwise agreed to by the assigning Bank, the Eligible Assignee thereunder and the Administrative Agent) shall be at least five Business Days after the execution thereof, (x) the Eligible Assignee thereunder shall be a party hereto as a "Bank" and to the other Loan Documents and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and under the other Loan Documents and (y) the assignor Bank thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning

Bank's rights and obligations under this Agreement and the other Loan Documents, such Bank shall cease to be a party hereto).

     (d) Any Bank may at any time assign all or any portion of its rights under this Agreement and its Note (i) to a Federal Reserve Bank or (ii) in the case of any Bank which is an investment fund, to the trustee under the indenture to which such fund is a party in support of its obligations to such trustee for the benefit of the applicable trust beneficiaries. No such assignment shall release the transferor Bank from its obligations hereunder.

     Section 2.8  Addition of Exhibit 2.02(d).  The Credit Agreement is hereby
                  ---------------------------
amended to include a new Exhibit 2.02(d) to read in its entirety as set forth in
                         ---------------
Annex A hereto.

                                   ARTICLE 3

                 Ratifications, Representations and Warranties
                 ---------------------------------------------

     Section 3.1  Ratifications.  The terms and provisions set forth in this
                  -------------
Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. The Company and the Banks agree that the Credit Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except, in each case, as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity regardless of whether such enforceability is sought in a proceeding in equity or at law.

     Section 3.2  Representations and Warranties.  The Company hereby represents
                  ------------------------------
and warrants to the Banks that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of the Company and will not violate the certificate or articles of incorporation, other organizational documents or bylaws of the Company or any Guarantor; (ii) the representations and warranties contained in the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties were expressly, in the Credit Agreement, made only in reference to a specific date); and (iii) no Default or Event of Default has occurred and is continuing.

                                   ARTICLE 4

                                 Miscellaneous
                                 -------------

     Section 4.1  Conditions to Effectiveness.  This Amendment shall be
                  ---------------------------
effective upon the execution hereof by the Company, Majority Banks party to the Credit Agreement prior to the Second Amendment Effective Date, all Banks having made Tranche C Term Loan Commitments and the Administrative Agent and upon delivery to the Administrative Agent of each of the following documents and fulfillment of the following conditions, all in form and substance reasonably satisfactory to the Administrative Agent:

     (a) Resolutions.  Resolutions of the board of directors or other
         -----------
     appropriate body of the Company and each Subsidiary certified by its Secretary or an Assistant Secretary or other analogous officer or representative which authorize the execution, delivery and performance by such Person of this Amendment and such other Loan Documents to be executed in connection herewith to which it is or is to be a party or a certificate of such officer attached to a copy of such documents previously delivered certifying that the information in such documents is true and correct as of such effective date as though dated the date thereof;

     (b) Incumbency Certificate.  A certificate of incumbency certified by the
         ----------------------
     Secretary or an Assistant Secretary or other analogous officer or representative of the Company and each Subsidiary certifying as to the name of each officer or other representative of such Person (i) who is authorized to sign this Amendment or any Loan Documents to which such Person is or is to be a party (including any certificates contemplated herein), together with specimen signatures of each such officer or other representative, and (ii) who will, until replaced by other officers or representatives duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the transactions contemplated thereby or a certificate of such officer attached to a copy of such documents previously delivered certifying that the information in such documents is true and correct as of such effective date as though dated the date thereof;

     (c) Articles or Certificates of Incorporation, etc.  Certified copies of
         ----------------------------------------------
     any amendments of or other changes to the articles or certificates of incorporation, certificate of formation, certificate of limited partnership, partnership agreement or other analogous constitutional document of the Company and each Subsidiary since March 23, 2000, certified by the Secretary of State or other applicable Governmental Authority of the state or other jurisdiction of incorporation or organization of such Person and dated as of a current date;

     (d) Bylaws.  Certified copies of any amendments of or other changes to the
         ------
     bylaws or other analogous constitutional document of the Company and each Subsidiary since March 23, 2000, certified by the Secretary or an Assistant Secretary or other analogous officer or representative of such Person;

     (e) Government Certificates.  Certificates of appropriate officials as to
         -----------------------
     the existence and good standing, status or compliance, as applicable, of the Company and each Subsidiary, reasonably requested by the Administrative Agent, in their respective jurisdictions of incorporation or organization and any and all jurisdictions where such Person is qualified to do business as a foreign corporation or other entity, each such certificate to be dated as of a current date or a certificate of such officer attached to a copy of such documents previously delivered certifying that the information in such documents is true and correct as of such effective date as though dated the date thereof;

     (f) Payment of Fees and Expenses. The payment to the Administrative Agent
         ----------------------------
     and the Banks of all reasonable fees and expenses agreed upon by such parties to be paid on the Effective Date;

     (g) No Prohibitions.  No Governmental Requirement shall prohibit the
         ---------------
     consummation of the transactions contemplated by this Amendment or any other Loan Document to be delivered in connection herewith, and no order, judgment or decree of any Governmental Authority or arbitrator shall, and no litigation or other proceeding shall be pending or threatened which would, enjoin, prohibit, restrain or otherwise adversely affect the consummation of the transactions contemplated by this Amendment or the other Loan Documents to be delivered in connection herewith;

     (h) Opinion of Counsel.  Opinion addressed to the Administrative Agent and
         ------------------
     the Banks from Bracewell & Patterson, L.L.P. and the General Counsel to the Company, as to such matters as the Administrative Agent may reasonably request;

     (i) Proceedings Satisfactory.  All matters and proceedings taken in
         ------------------------
     connection with this Amendment and the other Loan Documents to be delivered in connection herewith shall be reasonably satisfactory to the Administrative Agent and its counsel.

Borrower shall deliver, or cause to be delivered, to the Administrative Agent sufficient counterparts of each agreement, document or instrument to be received by the Administrative Agent under this Section 4.1 to permit the Administrative
                                       -----------
Agent to distribute a copy of the same to each Bank.

     Section 4.2  Survival of Representations and Warranties.  All
                  ------------------------------------------
representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Banks or the Administrative Agent shall affect the representations and warranties or the right of the Banks or the Administrative Agent to rely upon them.

     Section 4.3  Reference to Credit Agreement.  Each of the Loan Documents,
                  -----------------------------
including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     Section 4.4  Expenses of Agent.  As provided in the Credit Agreement, the
                  -----------------
Company agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto.

     Section 4.5  Severability.  Any provision of this Amendment held by a court
                  ------------
of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.6  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

     Section 4.7  Successors and Assigns.  This Amendment is binding upon and
                  ----------------------
shall inure to the benefit of the Company, the Banks and the Administrative Agent and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

     Section 4.8  Counterparts.  This Amendment may be executed in one or more
                  ------------
counterparts, and on telecopy counterparts each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

     Section 4.9  Effect of Waiver.  No consent or waiver, express or implied,
                  ----------------
by the Banks to or for any breach of or deviation from any covenant, condition or duty by the Company or any Guarantor shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 4.10  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 4.11  ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS,
                   ----------------
DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

     Section 4.12  Reaffirmation of Guaranty and Security Documents.  The
                   ------------------------------------------------
undersigned Company and each of the Guarantors of the obligations of the Company to the Banks under the Credit Agreement and the other Loan Documents each hereby: (i) consents to the execution and delivery of the foregoing Amendment,
(ii) agrees that the Amendment shall not limit or diminish the obligations of the undersigned under the Credit Agreement as the Company or as Guarantors or under any of the Security Documents as pledgors, debtors, grantors or otherwise,
(iii) reaffirms its obligations under its Guaranty, in the case of the Guarantors, and each Security Document, (iv) agrees that the Guaranty and each Security Document remains in full force and effect and is hereby ratified and confirmed and (v) agrees that each reference in the Guaranty and each Security Document to the "Obligations," the "Guaranteed Obligations," the "Secured Obligations," or any analogous term shall include, without limitation, all obligations to pay or otherwise in respect of the Tranche C Term Loans.

             [The remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                              THE COMPANY:

                              ENCOMPASS SERVICES CORPORATION


                              By:    /s/ DARREN B. MILLER
                                     ---------------------------
                              Name:  Darren B. Miller
                              Title: Senior Vice President

GUARANTORS:
----------

ADVENT ELECTRIC CO., INC.
AMERICAN AIR COMPANY, INC.
ATLANTIC ELECTRIC COMPANY, INC.
BARNES IVEY MECHANICAL COMPANY, L.L.C., By Ivey Mechanical Company, Inc.
B&R ELECTRICAL SERVICES, INC.
BELTLINE MECHANICAL SERVICES, INC.
BRAZOSPORT MANAGEMENT, INC.
BUILDING ONE COMMERCIAL, INC. (F/K/A SPANN BUILDING MAINTENANCE COMPANY, TO BE NAMED ENCOMPASS COMMERCIAL, INC.)
BUILDING ONE SERVICE SOLUTIONS, INC.
BUYR, INC.
CHAMBERS ELECTRONIC COMMUNICATIONS, INC.
CONSOLIDATED ELECTRICAL GROUP, INC.
CRAMAR ELECTRIC, INC.
C.R. HIPP CONSTRUCTION CO., INC.
D&P JANITORIAL, INC.
DEL-AIR SERVICE COMPANY, INC.
D/FW MECHANICAL SERVICES, INC.
DIRECT ENGINEERED MAINTENANCE, INC.
DIVERSIFIED MANAGEMENT SERVICES, U.S.A., INC.
EDG POWER GROUP, INC.
ELECTRICAL CONTRACTING, INC.
ELECTRICAL DESIGN & CONSTRUCTION, INC.
ENCOMPASS MECHANICAL SERVICES, INC. (FORMERLY BUILDING ONE MECHANICAL SERVICES, INC.)
ENGINEERING DESIGN GROUP, INC.
FACILITYDIRECT.COM, LLC (F/K/A ALLIANCE SUPPLY CO., LLC), By Building One Services Solutions, Inc.
FRED CLARK ELECTRICAL CONTRACTOR, INC.
GAMEWELL MECHANICAL, INC.
GARFIELD-INDECON ELECTRICAL SERVICES, INC.
G.S. FINANCIAL, INC.
G.S. GROUP, INC.
G.S.I. OF CALIFORNIA, INC.
GULF STATES, INC.
HYDRO COOLING, INC.
INTERSTATE BUILDING SERVICES, LLC, By Building One Service Solutions, Inc.
IVEY MECHANICAL COMPANY, INC.
IVEY MECHANICAL SERVICES, L.L.C., By Ivey Mechanical Company, Inc.
K & A MECHANICAL, INC.
THE LEWIS COMPANIES, INC.
LEXINGTON/IVEY MECHANICAL COMPANY, LLC, By Ivey Mechanical Company, Inc.

MCINTOSH MECHANICAL, INC.
MH TECHNOLOGIES, INC.
NATIONAL NETWORK SERVICES, INC.
OIL CAPITAL ELECTRIC, INC.
OMNI MECHANICAL COMPANY
OMNI MECHANICAL SERVICES, By Omni Mechanical Company
POTTER ELECTRIC CO., INC.
PROCESS DESIGN BUILDERS, LLC, By Sanders Bros., Inc.
PRO WIRE SECURITY SYSTEMS, INC.
REGENCY ELECTRIC COMPANY, INC.
REGENCY ELECTRIC COMPANY ATLANTA OFFICE
REGENCY ELECTRIC COMPANY CHARLOTTE OFFICE, INC.
REGENCY ELECTRIC COMPANY JACKSONVILLE OFFICE, INC.
REGENCY ELECTRIC COMPANY MEMPHIS OFFICE, INC.
REGENCY ELECTRIC COMPANY ORLANDO OFFICE, INC.
REGENCY ELECTRIC COMPANY PROJECTS GROUP, INC.
REGENCY ELECTRIC COMPANY SOUTH FLORIDA OFFICE, INC.
RIVIERA ELECTRIC CONSTRUCTION CO.
RIVIERA ELECTRIC OF CALIFORNIA, INC.
ROBINSON MECHANICAL COMPANY
SANDERS BROS, INC.
SKC ELECTRIC, INC.
SKCE, INC.
S.L. PAGE CORPORATION
SULLIVAN ELECTRIC, INC.
TAYLOR-HUNT ELECTRIC, INC. (F/K/A TAYLOR ELECTRIC, INC.)
TESTRONICS, INC.
TOWN & COUNTRY ELECTRIC, INC.
TRI-CITY ELECTRICAL CONTRACTORS, INC.
TRI-M BUILDING AUTOMATION SYSTEMS CORP.
TRI-M CORPORATION
TRI-M ELECTRICAL CONSTRUCTION CORP.
TRI-M HOLDING CORP.
TSE ACQUISITION CORP.
TRI-STATE ACQUISITION CORP.
WALKER ENGINEERING, INC.
WALTER C. DAVIS & SON, INCORPORATED
WATSON ELECTRICAL CONSTRUCTION CO.
WILSON ELECTRIC COMPANY, INC.
WAYZATA, INC.
ZWART, INC. (D/B/A MOUNTAIN VIEW ELECTRIC, INC.)

AA ADVANCE AIR, INC.
AA JARL, INC.
A-ABC APPLIANCE, INC.
A-ABC SERVICES, INC.
A-1 MECHANICAL OF LANSING, INC.

AIR CONDITIONING ENGINEERS, INC.
AIR CONDITIONING, PLUMBING & HEATING SERVICE CO., INC.
AIRCON ENERGY INCORPORATED
AIR SYSTEMS, INC.
AIRTRON, INC.
AIRTRON OF CENTRAL FLORIDA, INC.
ALL SERVICE ELECTRIC, INC.
ARKANSAS MECHANICAL SERVICES, INC.
ATLANTIC INDUSTRIAL CONSTRUCTORS, INC.
CALLAHAN ROACH PRODUCTS & PUBLICATIONS, INC.
CARDINAL CONTRACTING CORPORATION
CENTRAL AIR CONDITIONING CONTRACTORS, INC.
CENTRAL CAROLINA AIR CONDITIONING COMPANY
CHAPEL ELECTRIC CO.
CHARLIE CRAWFORD, INC.
CLARK CONVERSE ELECTRIC SERVICE, INC.
COLONIAL AIR CONDITIONING COMPANY
COMMERCIAL AIR HOLDING COMPANY
COMMERCIAL AIR, POWER & CABLE, INC.
CONTINENTAL ELECTRICAL CONSTRUCTION CO.
COSTA AND RIHL, INC.
COSTA & RIHL PLUMBING, INC.
COSTNER BROTHERS, INC.
DIVCO, INC.
DYNALINK CORPORATION
ELECTRICAL ASSOCIATES OF DALLAS, INC.
ENCOMPASS FACILITY SERVICES, INC. (FORMERLY GROUPMAC FACILITY SERVICES, INC.) ENCOMPASS SERVICES HOLDING CORP. (FORMERLY GROUPMAC HOLDING CORP.)
ENCOMPASS SERVICES INDIANA, L.L.C. (FORMERLY GROUPMAC INDIANA, L.L.C, By Airtron, Inc., Paul E. Smith Co., Inc., and Cardinal Contracting Corporation EVANS SERVICES, INC.
THE FARFIELD COMPANY
FERGUSON ELECTRIC CORPORATION
GENTZLER ELECTRICAL CONTRACTORS, INC.
GILBERT MECHANICAL CONTRACTORS, INC.
GROUPMAC MARYLAND CORP. (TO BE NAMED ENCOMPASS MARYLAND CORP.)
GROUPMAC TEXAS L.P. (TO BE NAMED ENCOMPASS TEXAS L.P.), By Encompass Services Holding Corp.
HPS PLUMBING SERVICES, INC.
HALLMARK AIR CONDITIONING, INC.
HUNGERFORD MECHANICAL CORPORATION
J. D. STEWARD AIR CONDITIONING, INC.
K & N PLUMBING, HEATING AND AIR CONDITIONING, INC.
LANEY'S, INC.
LINFORD SERVICE CO.
L.T. MECHANICAL, INC.
MACDONALD-MILLER CO., INC.

MACDONALD-MILLER INDUSTRIES, INC.
MACDONALD-MILLER OF OREGON, INC.
MACDONALD-MILLER SERVICE, INC.
MASTERS, INC.
MECHANICAL INTERIORS, INC.
MECHANICAL SERVICES OF ORLANDO, INC.
MERRITT ISLAND AIR & HEAT, INC.
NEW CONSTRUCTION AIR CONDITIONING, INC.
NORON, INC.
PACIFIC RIM MECHANICAL CONTRACTORS, INC.
PAUL E. SMITH CO., INC.
PHOENIX ELECTRIC COMPANY
RAY AND CLAUDE GOODWIN, INC.
RELIABLE MECHANICAL, INC.
ROMANOFF ELECTRIC CORP.
SEQUOYAH CORPORATION
SIBLEY SERVICES, INCORPORATED
SNYDER MECHANICAL
SOUTHEAST MECHANICAL SERVICE, INC.
STATEWIDE HEATING & AIR CONDITIONING, INC.
STEPHEN C. POMEROY, INC.
STERLING AIR CONDITIONING, INC.
SUN PLUMBING, INC.
TEAM MECHANICAL, INC.
TOWER ELECTRIC COMPANY
TRINITY CONTRACTORS, INC.
UNITED ACQUISITION CORP.
VALLEY WIDE PLUMBING AND HEATING, INC.
VAN'S COMFORTEMP AIR CONDITIONING, INC.
VANTAGE MECHANICAL CONTRACTORS, INC.
VERMONT MECHANICAL, INC.
WADE'S HEATING & COOLING, INC.
WIEGOLD & SONS, INC.
WILLIS REFRIGERATION, AIR CONDITIONING & HEATING, INC.
YALE INCORPORATED


By:    /s/ DARREN B. MILLER
       --------------------
Name:  Darren B. Miller
Title: Vice President
       Acting on Behalf of Each of the Above

ENCOMPASS MANAGEMENT CO. (formerly GroupMac Management Co.)


By:    /s/ DARREN B. MILLER
       --------------------
Name:  Darren B. Miller
Title: Executive Vice President

                                    ADMINISTRATIVE AGENT/BANK:

Tranche C                           BANK OF AMERICA, N.A.
Term Loan Commitment                as Administrative Agent and Individually, as
                                    a Bank
$25,000,000

                                    By: /s/ RICHARD L. NICHOLS, JR.
                                       ----------------------------
                                    Name:  Richard L. Nichols, Jr.
                                    Title: Managing Director

                                    SYNDICATION-AGENT/BANK:

Tranche C                           CHASE BANK OF TEXAS,
Term Loan Commitment                NATIONAL ASSOCIATION
                                    as Syndication Agent and
$10,000,000                         Individually, as a Bank

                                    By:    /s/ JAMES R. DOLPHIN
                                           ------------------------------
                                    Name:  James R. Dolphin
                                    Title: Senior Vice President

                                    DOCUMENTATION AGENT/BANK:

Tranche C                           FIRST UNION NATIONAL BANK
Term Loan Commitment                as Documentation Agent and
None                                Individually, as a Bank

                                    By:    /s/ DAVID C. HAUGLID
                                           -----------------------------
                                    Name:  David C. Hauglid
                                    Title: Vice President

                              BANKS:

Tranche C                     ABN-AMRO BANK NV
Term Loan Commitment
None
                              By:    /s/ LAURIE C. TUZO
                                     ------------------------------
                              Name:  Laurie C. Tuzo
                              Title: Senior Vice President

                              By:    /s/ ERIC R. HOLLINGSWORTH
                                     ------------------------------
                              Name:  Eric R. Hollingsworth
                              Title: Vice President

Tranche C                           BANK AUSTRIA CREDITANSTALT
Term Loan Commitment                CORPORATE FINANCE, INC.
None

                                    By:    ______________________________
                                    Name:  Stephen W. Hipp
                                    Title: Senior Associate


                                    By:    ______________________________
                                    Name:  John G. Taylor
                                    Title: Vice President

Tranche C                           BANK LEUMI USA
Term Loan Commitment
None
                                    By:    /s/ JOUNG HEE HONG
                                           -------------------------
                                    Name:  Joung Hee Hong
                                    Title: Vice President

Tranche C                           THE GOVERNOR AND COMPANY OF
Term Loan Commitment                THE BANK OF IRELAND
None


                                    By:    /s/ BRENDAN MCLOUGLIN
                                           ---------------------
                                    Name:  Brendan McLouglin
                                    Title: Manager

                                    By:    /s/ MARY CONNOLLY
                                           ------------------------------
                                    Name:  Mary Connolly
                                    Title: Senior Account Executive

Tranche C                           THE BANK OF NOVA SCOTIA
Term Loan Commitment
None

                                    By:    /s/ F.C.H. Ashby
                                           -------------------------------
                                    Name:  F.C.H. Ashby
                                    Title: Senior Manager Loan Operations

Tranche C                           BANK ONE, N.A.
Term Loan Commitment
None


                                    By:    John J. Zellinger, IV
                                           -------------------------------
                                    Name:  John J. Zellinger, IV
                                    Title: Vice President


                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

Tranche C                           BANKBOSTON, N.A.
Term Loan Commitment
None

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

Tranche C                           BANKERS TRUST COMPANY
Term Loan Commitment
None

                                    By:    /s/ PADDY DOWLING
                                           --------------------------
                                    Name:  Paddy Dowling
                                    Title: Vice President

Tranche C                           CITICORP USA, INC.
Term Loan Commitment
None

                                    By:    /s/ MARK R. FLOYD
                                           ------------------------------
                                    Name:  Mark R. Floyd
                                    Title: Vice President

Tranche C                           COMERICA BANK
Term Loan Commitment
None

                                    By:    /s/ MARK B. GROVER
                                           ------------------------------
                                    Name:  Mark B. Grover
                                    Title: First Vice President

Tranche C                           MANAGING AGENT/LENDER:
Term Loan Commitment
None                                CREDIT LYONNAIS,
                                    New York Branch


                                    By:    /s/ ROBERT IVOSEVICH
                                           -------------------------------
                                    Name:  Robert Ivosevich
                                    Title: Senior Vice President

Tranche C                           GMAC COMMERCIAL CREDIT LLC
Term Loan Commitment
None
                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

                                    By:    _______________________________
                                    Name:  _______________________________
                                    Title: _______________________________

Tranche C                           HELLER FINANCIAL, INC.
Term Loan Commitment
$15,000,000
                                    By:    /s/ DAVID R. CAMPBELL
                                           ----------------------------
                                    Name:  David R. Campbell
                                    Title: Vice President

Tranche C                           MERCANTILE BANK
Term Loan Commitment                NATIONAL ASSOCIATION
None

                                    By:    /s/ GREGORY L. DRYDEN
                                           ---------------------
                                    Name:  Gregory L. Dryden
                                    Title: Vice President

Tranche C                           THE MITSUBISHI TRUST AND
Term Loan Commitment                BANKING CORPORATION
None

                                    By:    __________________________
                                    Name:  __________________________
                                    Title: __________________________

Tranche C                           MORGAN STANLEY DEAN WITTER
Term Loan Commitment                PRIME INCOME TRUST
$10,000,000
                                    By:    /s/ PETER GEWIRTZ
                                           -----------------
                                    Name:  Peter Gewirtz
                                    Title: Vice President

Tranche C                           NATIONAL CITY BANK
Term Loan Commitment                OF KENTUCKY
None

                                    By:    __________________________
                                    Name:  __________________________
                                    Title: __________________________

Tranche C                           PARIBAS
Term Loan Commitment
None
                                    By:    __________________________
                                    Name:  __________________________
                                    Title: __________________________

Tranche C                           SOVEREIGN BANK
Term Loan Commitment
None
                                    By:    __________________________
                                    Name:  __________________________
                                    Title: __________________________

Tranche C                           STEIN ROE FLOATING RATE
Term Loan Commitment                LIMITED LIABILITY COMPANY
$4,500,000
                                    By:    /s/ BRIAN W. GOOD
                                           ------------------------------
                                    Name:  Brian W. Good
                                    Title: Vice President,
                                           Stein Roe & Farnham
                                           Incorporated, as Advisor to
                                           the Stein Roe Floating Rate
                                           Limited Liability Company

Tranche C                           LIBERTY - STEIN ROE ADVISOR
Term Loan Commitment                FLOATING RATE ADVANTAGE
$500,000                            FUND,

                                    BY:  STEIN ROE & FARNHAM
                                    INCORPORATED,
                                    as Advisor

                                    By:    /s/ BRIAN W. GOOD
                                           -----------------
                                    Name:  Brian W. Good
                                    Title: Vice President & Portfolio
                                           Manager

Tranche C                           THE SUMITOMO TRUST &
Term Loan Commitment                BANKING CO., LTD.,
None                                NEW YORK BRANCH


                                    By: /s/ STEPHEN STRATICO
                                        ----------------------
                                    Name:  Stephen Stratico
                                    Title: Vice President

Tranche C                               UNION BANK OF CALIFORNIA, N.A.
Term Loan Commitment
None
                                        By:    __________________________
                                        Name:  __________________________
                                        Title: __________________________

Tranche C                               VAN KAMPEN INVESTMENT
Term Loan Commitment                    ADVISORY CORP.
$35,000,000
                                        By:    __________________________
                                        Name:  __________________________
                                        Title: __________________________

                                    ANNEX A
                                      TO
                     SECOND AMENDMENT TO CREDIT AGREEMENT


Attached.

                                                                 EXHIBIT 2.02(d)

                                    FORM OF
                              TRANCHE C TERM NOTE

                                                    Dated: _______________, 2000

     FOR VALUE RECEIVED, the undersigned, ENCOMPASS SERVICES CORPORATION, a Texas corporation (the "Company"), HEREBY PROMISES TO PAY to the order of _________________________________ (the "Bank") the aggregate unpaid principal amount of the Tranche C Term Loans made by the Bank to the Company pursuant to the Credit Agreement (as defined below) on the dates and in the amounts specified in such Credit Agreement.

     The Company promises to pay interest on the unpaid principal amount of each Tranche C Term Loan from the date of such Tranche C Term Loan until such principal amount is paid in full, at such interest rates, and payable at such dates and times, as are specified in the Credit Agreement dated as of February 22, 2000 (as the same may from time to time be amended, modified or supplemented, the "Credit Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined), among the Company, the Subsidiaries of the Company party thereto, the Bank and certain other banks that are parties thereto, Bank of America, N.A., as Administrative Agent for the Bank and such other banks, Chase Bank of Texas, National Association, as syndication agent, and First Union National Bank, as documentation agent.

     Both principal and interest are payable in same day funds in lawful money of the United States of America to Bank of America, N.A., as Administrative Agent, at 901 Main Street, 66/th/ Floor, Dallas, Texas 75202 or at such other place as the Administrative Agent shall designate in writing to the Company.

     This Tranche C Term Note may be held by the Bank for the account of its Domestic Lending Office or its Eurodollar Lending Office and may be transferred from one to the other from time to time as the Bank may determine.

     This Tranche C Term Note is one of the Tranche C Term Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The obligations of the Company hereunder are guaranteed by the Guarantors pursuant to Article VIII of the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of the Tranche C Term Loans by the Bank to the Company from time to time, the indebtedness of the Company resulting from each such Tranche C Term Loan being evidenced by this Tranche C Term Note and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified, and to the effect that no provision of the Credit Agreement or this Tranche C Term Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

     Except as provided in the Credit Agreement, the Company and any and all endorses, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default or intent to accelerate, protest and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security herefor, in whole or in part, with or without notice, before or after maturity.

     This Tranche C Term Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Texas and any applicable laws of the United States of America.

                                        ENCOMPASS SERVICES CORPORATION



                                        By:   ________________________________
                                        Name:  Darren B. Miller
                                        Title: Executive Vice President